________________________________________________________________________________


                               SUPPLEMENT NUMBER 5

                           Dated as of March 31, 1993

                                       to

                         FIRST PREFERRED FLEET MORTGAGE

                             Dated December 15, 1987

                                     between

                            ZAPATA HAYNIE CORPORATION

                                       and

                                  CHEMICAL BANK
                           (as successor by merger to
                      MANUFACTURERS HANOVER TRUST COMPANY),
                                   as Trustee

------------------------------------------------------------------------------

Eight Coast Guard District,                    Eighth Coast Guard District
Port of New Orleans, La.                       port of New Orleans
                                               April 13, 1993
Received for record on April 13,               Certified to be a true copy
1993 at 11:00 AM                               of the original.

and recorded in Book No. PM-242,
Ins. 353




           ______________________________       ________________________________
           Documentation Officer                Documentation Officer





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         SUPPLEMENT NUMBER 5, dated as of March 31, 1993 (this "Supplement"), to
FIRST PREFERRED FLEET MORTGAGE made and dated December 15, 1987, between ZAPATA HAYNIE CORPORATION, a Virginia corporation (the "Mortgagor"), and CHEMICAL BANK (as successor by merger to MANUFACTURERS HANOVER TRUST COMPANY, Trustee, as mortgagee (the "trustee").

                              W I T N E S S E T H:

         WHEREAS:

         The Mortgagor, as sole owner of the Vessels (as defined herein), has heretofore executed and delivered to the Trustee a First Preferred Fleet Mortgage dated December 15, 1987 (the "Original Mortgage"), pursuant to which the Mortgagor mortgaged to the Trustee the vessels identified in Schedule I to the Original Mortgage (the "Original Vessels") to secure the Obligations (as defined in the Original Mortgage), the Original Mortgage having been recorded on December 15, 1987, at 9:15 a.m. in the Office of the Officer in Charge, Marine Inspection, United States Coast Guard, at the Port of New Orleans (the "Coast Guard Office"), in Book PM-205, Instrument 250; and the Original Mortgage was amended and supplemented by Supplement Number 1 dated November 22, 1988 ("Supplement Number 1"), pursuant to which an additional vessel was subjected to the lien of the Original Mortgage, as so amended and supplemented (said additional vessel being herein called the "Supplement Number 1 Vessel"), said Supplement Number 1 having been recorded on November 22, 1988, at 10:35 a.m. in the Coast Guard Office, in Book PB-212, Instrument 37; and the Original Mortgage was further amended and supplemented by Supplement Number 2 dated July 3, 1989 ("Supplement Number 2"), pursuant to which certain mortgage covenants were amended, said Supplement Number 2 having been recorded on July 17, 1989, at 12:40 p.m. in the Coast Guard Office, in Book PM-217, Instrument 96; and the Original Mortgage was further amended and supplemented by Supplement Number 3 dated July 18, 1989 ("Supplement Number 3"), pursuant to which additional vessels were subjected to the lien of the Original Mortgage, as so amended and supplemented (said additional vessels being herein called the "Supplement Number 3 Vessels"), said Supplement Number 3 having been recorded on July 18, 1989, at 1:35 p.m. in the Coast Guard Office, in Book PM-217, Instrument 118; and the Original Mortgage was further amended and supplemented by Supplement Number 4 dated December 21, 1990 ("Supplement Number 4"), pursuant to which, among other things, additional vessels were subjected to, the lien of the Original Mortgage, as so amended and supplemented (said vessels and the Original Vessels, the Supplement Number 1 Vessel and the Supplement Number 3 Vessels, less any deleted vessels, being the "Vessels," as set forth in Exhibit A hereto), said Supplement Number 4 having been recorded on January 10, 1991, at 8:00 a.m. in the Coast Guard Office, in Book PM-227, Instrument 12 (said mortgage, as heretofore amended, the "Existing Mortgage", and as further supplemented hereby and has the same may hereafter be amended or supplemented, being herein called the "Mortgage");

         Supplement Number 2 subordinated the lien of the Mortgage to the lien of the United States of America, acting by and through the Secretary of Commerce (the "First Mortgagee"), under a separate Preferred Ship Mortgage (individually, a "First Mortgage," and collectively, the "First Mortgages") on each vessel listed in Schedule II to the Mortgage (individually, a "NOAA





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                                      - 2 -

Vessel," and, collectively, the "NOAA Vessels"), but excluding all other vessels subject to the Mortgage;

         The Mortgagor is refinancing the NOAA Vessels listed in Schedule II to the Existing Mortgage and desires to subordinate the Mortgage to the First Mortgages on such NOAA Vessels, as amended as of the date hereof;

         The execution and delivery of this instrument has been duly authorized and all conditions and requirements necessary to make this instrument a legal, valid and binding agreement, to effect the modifications of the Mortgage as provided herein and to confirm, affirm, reaffirm, and continue the Mortgage as supplemented and amended by this instrument, as a valid, binding, preferred fleet mortgage to secure payment of the Obligations (subject to the limitation of the liability of the Mortgagor set forth in the Guarantee [as defined in the Mortgage] have been duly performed and complied with;

         It was a condition of the agreement by the First Mortgagee to the refinancing of the NOAA Vessels that the Trustee and the Mortgagor enter into this Supplement to subordinate the lien of the Mortgage on the NOAA Vessels to the lien of the respective First Mortgages, as amended;

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, this Supplement
Witnesseth:

                                  ARTICLE FIRST

         The Existing Mortgage is hereby amended and supplemented as follows:

         Section 1. All references in the Existing Mortgage to a "First Mortgage" or to "First Mortgages" shall be deemed to be references to such preferred ship mortgage or mortgages, as the case may be, on the NOAA Vessels in favor of the First Mortgagee, as amended as of the date hereof.

         Section 2. All references in the Existing Mortgage to "Senior Indebtedness" shall be deemed to be references to certain obligations of the Mortgagor to the First Mortgagee in connection with the guarantees (the "New NOAA Guarantees") given, as of the date hereof, by the First Mortgagee to certain purchasers of notes of the Mortgagor.

         Section 3. All references in the Existing Mortgage to "NOAA Guarantees" shall be deemed to be references to the New NOAA Guarantees.





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


                                      - 3 -

                                 ARTICLE SECOND

         Section 1. Except as otherwise expressly provided herein, all of the covenants and agreements on the part of the Mortgagor which are set forth, and all the rights, privileges, powers and immunities of the Trustee which are provided for, in the Existing Mortgage shall continue to be and shall remain in full force and effect.

         Section 2. For the purpose of the Mortgage and this Supplement, the addresses of the parties hereto are, as of the date hereof, and Section 5.7 of the Existing Mortgage is hereby amended accordingly:

                  Trustee:          Chemical Bank
                                    270 Park Avenue
                                    New York, New York 10017
                                    Attention: Timothy J. Storms
                                    Telex: 420120
                                    Answerback: CBCUI
                                    Telefax: (212) 661-8396
                                    Telephone Confirmation: (212) 270-4696

                  Mortgagor:        Zapata Haynie Corporation

                                    For Deliveries by Hand:
                                    1514 Martens Drive
                                    Hammond, Louisiana 70404

                                    For Deliveries by Mail:
                                    Post Office Box 2868
                                    Hammond, Louisiana 70404
                                    Attention: President

                                    With a Copy to:
                                    Counsel
                                    (as the same address)

                                    Telex: 469-695
                                    Answerback: ZAPHAY-CI
                                    Telefax: (504) 345-9393
                                    Telephone Confirmation: (504) 345-2035





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


                                      - 4 -

         Section 3. Except as expressly amended by this Supplement, the Existing Mortgage is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         Section 4. Any term used herein which is defined in the Existing Mortgage or by reference therein to another instrument shall have the same meaning defined in the Existing Mortgage or such other instrument.

         Section 5. This instrument may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

         Section 6. The Trustee expressly does not waive the preferred status of the Mortgage, and any provision of this Supplement which would otherwise constitute such a waiver shall to such extent be of no force and effect.

         Section 7. THIS SUPPLEMENT, AND ALL OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, SHALL BE GOVERNED BY THE FEDERAL MARITIME LAWS OF THE UNITED STATES OF AMERICA AND, ONLY TO THE EXTENT NOT ADDRESSED THEREBY, BY THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, this instrument has been executed as of the day and year first above written.

                                        ZAPATA HAYNIE CORPORATION

                                        By: _______________________________
                                            Title:

                                        CHEMICAL BANK, Trustee

                                        By: _______________________________
                                            Title:




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                                 ACKNOWLEDGMENT

DISTRICT OF COLUMBIA   )
                       )  ss:
CITY OF WASHINGTON     )

         I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Kent Stephenson, a Vice President of ZAPATA HAYNIE CORPORATION, the corporation named as mortgagor in the foregoing instrument, personally appeared before me in said jurisdiction, the aforesaid officer, being personally well known to me as (or proved by the oath of credible witnesses to be) the person who executed the foregoing instrument, and acknowledged the same to be the act and deed of the said corporation, and that he delivered the same as such.

         Given under my hand and seal this 31st day of March, 1993.

                                                 _______________________________






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



                                 ACKNOWLEDGMENT

STATE OF NEW YORK     )
                      )  ss:
COUNTY OF NEW YORK    )

         On this 18 day of March, 1993, before me personally appeared Kathryn A. Duncan to me known, who, being by me duly sworn, did depose and say that he/she resides at 18A Hollow Wood Lane, Greenwich, CT, that he/she is a Vice President of CHEMICAL BANK, the banking corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said banking corporation.

                                             ______________________________
                                                      Notary Public





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



                                                                    Exhibit A to
                                                                Supplement No. 5

                                                                      SCHEDULE I
                                                                              To

                                                        Preferred Fleet Mortgage

                                                                     Page 1 of 4

                   VESSEL SUBJECT TO PREFERRED FLEET MORTGAGE
           IN FAVOR OF MANUFACTURERS HANOVER TRUST COMPANY, AS TRUSTEE

Port of Documentation of all Vessels:  New Orleans, Louisiana

Owner of all Vessels:  Zapata Haynie Corporation




                                        Approximate    Approximate                     Location of Shipyard
                          Official      Gross          Net           Year of           at which Vessel
    Name                  Number        Tonnage        Tonnage       Construction      Was Constructed
    ----                  ------        -------        -------       ------------      ---------------
TIDELANDS                 501955        572            304           1965              Port George Island, FL
CARL BURTON               298971        520            353           1965              Port Arthur, Texas
WILLARD P. LEBEOUT        298972        555            377           1965              Port Arthur, Texas
GALVESTON BAY             508776        537            366           1967              Port Arthur, Texas
RARATARIA BAY             508201        537            366           1967              Port Arthur, Texas
TIGER POINT               508606        537            366           1967              Port Arthur, Texas
ISLE DERNIERE             618126        530            367           1980              Mermentau, Louisiana
TERREBONNE BAY            508200        537            366           1967              Port Arthur, Texas





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                                                                     Page 3 of 4

                                        Approximate     Approximate                     Location of Shipyard
                            Official    Gross           Net           Year of           at which Vessel
       Name                 Number      Tonnage         Tonnage       Construction      Was Constructed
       ----                 ------      -------         -------       ------------      ---------------
ALLEN W. HAYNIE             513004      524             356           1968              Port Deposit, Maryland
RACCOON POINT               532143      538             366           1971              Port Arthur, Texas
MARSH ISLAND                532142      538             366           1971              Port Arthur, Texas
JOHN S. DEMPSTER, JR.       547685      542             366           1944              Yonkers, New York
OYSTER BAYOU                531634      517             352           1971              Mermentau, Louisiana
TIGER SHOAL                 538363      194             131           1972              Port Arthur, Texas
GRAND ISLE                  541024      250             170           1972              Moss Point, MS
(EX. BENGAL SEAHORSE)
GULF SHORE                  539469      188             128           1972              Moss Point, MS
(EX. TASMAN SEAHORSE)
TEXAS                       270533      269             183           1955              Port Arthur, Texas
CHESAPEAKE BAY              541069      195             133           1972              Port Arthur, Texas
LOUISIANA                   270596      295             201           1955              Port Arthur, Texas
FROSTY MORN                 276926      648             344           1958              Jacksonville, Florida
ATCHAFALAYA BAY             539603      533             370           1972              Mermentau, Louisiana
TIMBALIER BAY               539206      533             370           1972              Mermentau, Louisiana








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